UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                  CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported):  February 2, 2003


                             APPLIED DNA SCIENCES , INC.
                       ------------------------------------
              (Exact name of registrant as specified in its charter)


            Nevada                  2 90519             59-2262718
----------------------------      -----------        -----------------
(State or other jurisdiction       Commission              (IRS Employer
     of Incorporation)             File Number          Identification No.)


         9225 Sunset Boulevard Los Angeles, CA                 90069
       ----------------------------------------              ----------
        (Address of principal executive offices)             (Zip Code)


      Registrant's Telephone Number, including area code: (310) 246-1720

                        PROHEALTH MEDICAL TECHNOLOGIES, INC.
          211 West Wall Street, Midland, Texas           70701-4556
        (Former name or former address, if changed since last report.)

ITEM 8. CHANGE IN FISCAL YEAR.

The Registrant changed its fiscal year end, effective as of January 31, 2003, from December 31 to September 30. This change was made upon the unanimous consent of the Board of Directors. The
Registrant's next periodic report will be its Quarterly Report on Form 10-QSB for the three months ended December 31, 2002.

                                 SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       APPLIED DNA SCIENCES, INCORPORATED



                                        ------------------------------
                                        Lawrence C. Lee
                                        President, CEO and Director